First-in-disease therapies for patients with rare diseases Corporate Presentation July 2026

Forward Looking Statements This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (“the Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. 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Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements. Industry and Market Data: The Company may from time to time provide estimates, projections and other information concerning its industry, the general business environment, and the markets for certain conditions, including estimates regarding the potential size of those markets and the estimated incidence and prevalence of certain medical conditions. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events, circumstances or numbers, including actual disease prevalence rates and market size, may differ materially from the information reflected in this presentation. Unless otherwise expressly stated, we obtained this industry, business information, market data, prevalence information and other data from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data, and similar sources, in some cases applying our own assumptions and analysis that may, in the future, prove not to have been accurate. Trademarks: This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

PALVELLA (pɑlʋelːɑ, Finnish): TO SERVE Building the leading rare disease biopharma company focused on developing and commercializing first-in-disease therapies for serious, rare skin diseases and vascular malformations

What Makes Palvella Stand Apart Repeatably unlocking multi-billion dollar market opportunities in previously untreated orphan diseases First-in-Disease Focus Rare Diseases with Clear Disease Biology Leveraging Existing Human Proof-of-Concept and Safety Data Innovative QTORIN™ Platform: Durable IP Generation Veteran team executing rare disease model designed to reduce time and capital to FDA approval 1 2 3 4

# What’s New at Palvella – Q3 2026



### U.S. launch planning is accelerating for microcystic LMs (first indication)

- Multi-billion dollar uncontested TAM with estimated U.S. peak sales >$1 billion
- Sales force planned at ~40 reps, the upper end of prior ~20-40 rep range, to strengthen launch execution, field coverage, physician education, and patient access from day one
- 1H 2026 commercial talent recruited: Matt Pauls, Board Director *(Savara, Soleno, Insmed)*, Jen McDonough, SVP Market Access *(prev. Krystal Biotech)*; Kent Taylor, SVP Sales *(prev. Arcutis)*
- Well-capitalized after $230mm oversubscribed Q1 2026 financing

### NDA submission underway with potential 1H 2027 FDA approval in microcystic LMs

- Completed Pre-NDA meeting with FDA, granted rolling review, first module of NDA submitted


QTORIN™
PLATFORM

### Leveraging QTORIN™ to expand into additional first-in-disease opportunities in orphan indications that are commercially underappreciated *(see next slide)*

- Deep rare disease pipeline with three QTORIN™ programs across six rare diseases anticipated by year end 2026

5

palvella THERAPEUTICS

# Palvella: Driving the Next Wave of Innovation in Under-appreciated Rare Skin Diseases and Vascular Malformations

**Estimated Diagnosed U.S. Prevalence[1]**

| 30k+ | 75k+ | 50k+ | 50k+ |
|---|---|---|---|
| Microcystic LMs | Cutaneous VMs | Clinically Significant Angiokeratomas | Disseminated Superficial Actinic Porokeratosis |

**# of FDA-approved Therapies**

None

**Market Research: % Physicians Who Would Consider QTORIN™ as First-line Therapy[2]**

>80% across four indications

6

1. Clarity Pharma, Trinity Life Sciences, MedaCorp, and ZS Associates. 2. MedaCorp market research.

palvella THERAPEUTICS

# **Microcystic Lymphatic Malformations:** Complete NDA Submission on Track for 2H 2026 with Anticipated U.S. Commercialization in 1H 2027

1

## Microcystic Lymphatic Malformations

- ✓ Positive Phase 3 SELVA data
- ✓ Completed pre-NDA meeting (June 2026)
- ✓ Rolling review granted by FDA
- ✓ Findings presented at ISSVA World Congress, May 2026

- First module of rolling NDA submitted in Q2 2026; completed NDA submission on track for 2H 2026



→



**Potential FDA approval and U.S. launch 1H 2027**

7

*QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

palvella THERAPEUTICS

# Multiple High-Impact Pipeline Milestones in 2026:
## Density of Catalyst Creation Driven by QTORIN™

### 2 Cutaneous Venous Malformations

- ✓ Positive Phase 2 data
- P3 initiation expected Q4 2026
- EOP2 meeting planned with FDA to discuss trial design



### 3 Clinically Significant Angiokeratomas

- ✓ Fast Track Designated
- ✓ Phase 2 initiated April 2026, ahead of schedule
- Phase 2 data expected 2H 2027



### 4 Disseminated Superficial Actinic Porokeratosis

- ✓ QTORIN™ pitavastatin formulation developed, IP filed
- Phase 2 initiation expected 2H 2026



### 5 QTORIN™ Third Program

- Announcement expected 2H 2026
- Potential pipeline-in-a-product



**DAVID OSBORNE, PhD**
**Chief Innovation Officer**

### 6 QTORIN™ Rapamycin Fourth Indication

- QTORIN™ rapamycin fourth indication announcement expected 2H 2026


QTORIN™
3.9% rapamycin
anhydrous gel

8

*QTORIN™ 3.9% rapamycin anhydrous gel and QTORIN™ pitavastatin are for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

palvella THERAPEUTICS

OUR LEAD PRODUCT CANDIDATE QTORIN™ 3.9% RAPAMYCIN ANHYDROUS GEL

HIGH DRUG LOADING CAPACITY High solubility → high concentrations → potential for rapid onset and large magnitude treatment effect TOLERABILITY Retaining active drug in the skin while minimizing systemic absorption DERMAL ENGAGEMENT Delivery to deeper layers of skin, often the site of disease pathophysiology IP Each QTORIN™ product candidate eligible for composition IP on formulation QTORIN™: Reproducible Platform for Generating Novel, Topical Product Candidates in a Capital Efficient Manner QTORIN™ PLATFORM

# **Our Breakthrough Innovation:** QTORIN™ 3.9% Rapamycin Anhydrous Gel

**Oral rapamycin is <u>not</u> a viable therapeutic option in skin diseases:**

Systemic toxicities & low biodistribution to the skin

OPTIMIZED CONCENTRATION

**QTORIN™ synergistic solubility results in *3.9%* concentration**



DERMAL ENGAGEMENT

**Rapamycin concentration in dermis exceeds IC90 for mTOR inhibition[1]**



TOLERABILITY

**No traditional penetration enhancers; limited systemic absorption[2]**




palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel

Intended for once daily at-home self-administration

*QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

1. Data on file. 2.Clinical Study Report PALV-0609.

11

# QTORIN™ Rapamycin: Fourth Indication Announcement in 2H 2026

Pipeline-in-a-product strategy expands addressable U.S. patient pool by 10x beyond initial indication



= 5k
30k+
Microcystic LMs
75k+
Cutaneous VMs
50k+[1]
Clinically Significant Angiokeratomas
TODAY
Targeting announcement in 2026 and beyond
200k+
Additional Potential Future Indications[2]
FUTURE
Estimated timeline for potential regulatory approval
2027
2029
2031+
2032+

12

palvella THERAPEUTICS

1. Clarity Pharma research (July 2025), n=643 physicians surveyed. 2. Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).

QTORIN™ 3.9% RAPAMYCIN Microcystic Lymphatic Malformations FOR

# Microcystic Lymphatic Malformations:
## *Serious, Debilitating, and Lifelong*

**> 30k patients**
ESTIMATED DIAGNOSED IN THE U.S.[1]

**No FDA-approved therapies**

**Genetics & Biology:**
Monogenic somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

**Early onset:** Present at birth and significant impact to adolescents

**Lymphorrhea:** Persistent discharge of lymphatic fluid through skin layers

**Deep infections:** Recurrent cellulitis and serious soft tissue infections, resulting in hospitalizations

**Proliferative, progressive disease** with infiltrative lesions and no spontaneous regression



Breakthrough Therapy Designation

Fast Track Designation

Orphan Drug Designation

1. Incidence, prevalence, and care for patients with lymphatic malformations (LMs) in the U.S.: A claims-based analysis, Society of Investigative Dermatology, (2025) and Gallagher et al, *Orphanet Journal of Rare Diseases*, (2022). Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).

14

palvella THERAPEUTICS

# Phase 3 SELVA Trial Design

## Single-arm, baseline-controlled, QD dose

selva

**Efficacy Evaluation 24 weeks** | Extension Period 24+ weeks

**Baseline (≥ 8 weeks)**
n=51 enrolled

→ n=50 dosed (n=49 ITT population, n=1 in 3-5 year old cohort)

n=43/44 completers rolled over to Extension period

★ Screening Photo
★ Baseline Photo
★ Live Clinician Assessment
★ End of Treatment Photo

**Primary Endpoint:** mLM-IGA (Investigator Global Assessment)

**Key Secondary Endpoint**: Blinded mLM Multi-Component Static Scale (mLM-MCSS): independent, blinded review of randomized Baseline and Week 24 photos evaluating three key signs of disease: Vesicle Appearance, Height, Leaking/Bleeding

**Secondary Endpoints**: Live mLM-MCSS, Patient Global Impression of Change (PGI-C), Clinician and Patient Global Impression of Severity (CGI-S, PGI-S), and Incidence and Severity of Adverse Events

**Supported by FDA Orphan Products Grant:**

Two tranches of non-dilutive funding received (most recent in Oct '25)

Note: Of the 51 participants enrolled, 50 initiated treatment, including 49 aged ≥6 years (ITT population). During the 24-week efficacy evaluation period, six participants discontinued treatment: four participants discontinued for reasons unrelated to adverse events, one participant discontinued due to an adverse event not related to study drug, and one participant discontinued due to an adverse event possibly related to study drug.

15

palvella THERAPEUTICS

# selva: A Clear Path Forward for Patients

**QTORIN™ Rapamycin at Week 24:**

**Highly statistically significant across primary, key secondary, and all four secondary endpoints (all p<0.001)**

**+2.13** Mean improvement on mLM-IGA primary endpoint (p<0.001)

**Participants aged ≥ 6 who completed the efficacy evaluation period:**

**95%** Improved on mLM-IGA

**86%** "Much Improved" (+2) or "Very Much Improved" (+3) on mLM-IGA

**Potential to be first and only FDA-approved therapy for >30,000 diagnosed U.S. patients**

mLM-IGA = Microcystic Lymphatic Malformation Investigator Global Assessment. Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance (p<0.05).

16

palvella THERAPEUTICS

# SELVA: Primary and Key Secondary Endpoints Achieved

| | Mean Change at Week 24 (95% CI) | p-value |
|---|---|---|
| **Primary Endpoint:** Microcystic Lymphatic Malformation Investigator Global Assessment (mLM-IGA)* | **+2.13** (1.88, 2.38) | p<0.001 |
| **Key Secondary Endpoint:** Blinded Microcystic Lymphatic Malformation Multi-Component Static Scale** | **-3.36** (-4.34, -2.38) | p<0.001 |

*Dynamic change scales (7-point scales ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3); positive values indicate improvements from baseline)
**mLM-MCSS (Sum of three static severity scales: Height, Leaking/Bleeding, Vesicle Appearance: Each scale rated "Clear or Almost Clear" (1) to "Very Severe" (5); total score 3-15. Test baseline to Week 24 change; negative values indicate improvements from baseline)

**Highly statistically significant across primary, key secondary, and all four secondary endpoints (all p<0.001)**

17

Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance (p<0.05).

palvella THERAPEUTICS

Phase 3 Results: Well-Tolerated and Favorable Safety Profile Rapamycin levels were below 2 ng/mL in systemic circulation on for all participants at all timepoints in the study Note: n=50 participants in efficacy evaluation evaluated for safety. 1. Denotes related or possibly related. 2. Validated assay of lower limit of quantification (100 pg/mL). Number of Participants (%) Any Treatment-Emergent Adverse Event 35 (70%) Severe (not related to study drug) 1 (2%) Serious (not related to study drug) 4 (8%) Any Treatment-Related1 Adverse Event 17 (34%) Severe 0 (0%) Serious 0 (0%) Treatment-Related1 AEs with ≥ 5% Incidence Application site acne 3 (6%) Application site discoloration 3 (6%) Application site pruritus 3 (6%) Possibly Treatment-Related AE Leading to Discontinuation 1 (2%)

Week 24 Baseline Phase 3 Results: Age 10, Male, mLM-IGA: +2 “Much Improved” Note: Selective photos. Thigh Thigh Prior Interventions: Multiple sclerotherapy procedures, antibiotics due to infection

Week 24 Baseline Phase 3 Results: Age 7, Female, mLM-IGA: +3 “Very Much Improved” Note: Selective photos. Elbow Elbow Prior Interventions: Laser therapy, compounded topical rapamycin (discontinued due to skin irritation)

Phase 3 SELVA and Phase 2 studies highly statistically significant and clinically meaningful; real-world studies from off-label rapamycin use as supportive evidence 1 Granted Breakthrough, Fast Track, and Orphan Designations, and FDA Orphan Drug Grant; intend to seek 6-month priority review 2 505(b)(2) submission: leveraging FDA’s prior findings for rapamycin to streamline review process 3 Seeking traditional approval (not accelerated) based on clinical endpoints; intent to seek broad label age 3 and above 4 Regulatory: NDA Submission On Track for 2H 2026 Breakthrough, Fast Track, and Orphan Designations granted Completed Pre-NDA Meeting with FDA Rolling Review Granted First NDA Module Submitted

Strong Barriers Through Multi-Layered Exclusivity Strategy Granted U.S. Patents Trade Secrets Regulatory Orphan drug designation and 7-year data exclusivity from anticipated FDA approval Multiple trade secrets related to proprietary formulation processes and manufacturing know-how 6 issued U.S. patents with claims through at least 2038 Including protection against 0.1% to 20% anhydrous gel compositions of rapamycin and other mTOR inhibitors IP portfolio, trade secrets, and regulatory exclusivities through at least 2038 Pending patents could extend U.S. IP into mid-2040s DAVID OSBORNE, PhD Chief Innovation Officer

QTORIN™ 3.9% RAPAMYCIN U.S. Commercial Launch Planning

Microcystic LMs: Multi-billion Dollar, Uncontested U.S. Market Opportunity with Commercial Build-Out Underway Large orphan market: Claims analysis presented at 2025 Society for Investigative Dermatology (SID) Meeting verified > 30k estimated diagnosed U.S. patients, with >1,500 incident patients annually 1 Positioned to be first and only FDA-approved therapy; market research indicates strong intent to prescribe, including in pediatric population 2 Payor testing and orphan analogues validate expected orphan pricing corridor above $100k per patient per year 3 Concentrated prescriber base in vascular anomaly centers (VACs) & other clinics 4

# **QTORIN™ Rapamycin:** >$1bn U.S. Peak Sales Potential in Microcystic LMs


palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel

**Microcystic Lymphatic Malformations**

| | |
|---|---|
| **>30k diagnosed U.S. patients, with concentration in vascular anomaly centers** | **Recent field checks, annual incidence estimates,** published claims analysis |
| **Annual ~$100k-$200k pricing range per patient** | **Supported by Phase 3 SELVA data**, payor testing, analogues |

**QTORIN™ Rapamycin Potential to Achieve >$1bn Peak Sales**

25

*QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.*

palvella THERAPEUTICS

# QTORIN™ Rapamycin Physician Market Research:
## Potential to be First Line, Standard of Care Therapy for Microcystic LMs

**Product X: Topical 3.9% rapamycin gel, including results from Phase 2 study of QTORIN™ rapamycin**

### **Core** Intent to Prescribe Insights

Would consider Product X as a **first-line** therapy — **98%** of physicians

Percent of my microcystic LM patients I would prescribe Product X: — **75%** of patients

*"[Product X] would be an excellent safe option that I would readily prescribe"*

### Additional Insights into Pediatric Population

**96%** of physicians — See **advantages to targeted, localized delivery of Product X for pediatric patients** compared to oral mTOR or PI3K inhibitor

*"Most parents would not like a young child treated with a systemic drug with so many potential long-term and serious side effects"*

### Physician Segmentation Insights

VAC* Physicians (n=21) — **73%** of patients

Non-VAC Physicians (n=31) — **77%** of patients

17 of 52 physicians stated they would **prescribe to 100% of patients**

*Vascular Anomaly Centers

26

Source: Medacorp Research, 2024. n=52 microcystic LM treaters.

palvella THERAPEUTICS

# QTORIN™ Rapamycin Pricing: Prior First-in-Disease Launches and Recent Topical Orphan Launches Support Potential Orphan Drug Pricing

| Rare Disease Medications | ARIKAYCE (amikacin liposome inhalation suspension) | oxervate (cenegermin-bkbj ophthalmic solution) 0.002% (20 mcg/mL) | TEPEZZA teprotumumab-trbw |
|---|---|---|---|
| **U.S. Annual List Price at Launch** | ~$135k[1] | ~$190k[2] | ~$200k-350k[3] |
| **Indication** | Refractory non-tuberculous mycobacterial (NTM) lung infections | Neurotrophic keratitis | Thyroid eye disease |
| **Market Size** | ~12K-17K prevalent U.S. patients[4] | ~50K prevalent U.S. patients[5] | ~65K-100K prevalent U.S. patients[6] |

1. Medscape Medical News interview with Mandy Fahey, Insmed Director of Corporate Communications (2018). 2. Assumes one course of 8-week therapy for both eyes. 3. Horizon Therapeutics Management guidance and Wall Street research. Price dependent on weight-based dosing. 4. Insmed corporate presentation (2025). 5. Sacchetti et al., *Clin Opth* (2014). 6. Stan et al., *Clin Endocrinol (Oxf)* (2024), Horizon Therapeutics investor presentation (2023).

27

palvella THERAPEUTICS

# **Highly Concentrated Patient Population**: ~400 Established High Volume Centers for Treating Vascular Malformations Comprise ~50% of Market

CLAIMS ANALYSIS SUPPORTS THREE SEGMENTS

| ~50% | ~20% | ~30% |
|---|---|---|
| **Tier One – High Volume Centers: Vascular Anomaly Centers (VACs) and Other Clinics** | **Tier Two Targets** | **All Other Providers** |
| **Highly Concentrated Patients: ~50% of market at ~400 centers** | **Secondary Targets at Launch** | **Long-tail Targets** |

- **Already established** Centers of Excellence for mLM
- **~96% of VACs today prescribe oral mTOR inhibitors[1]**: familiarity with class & mechanism of drug

*Omni-channel approach*

*Inside sales can provide a high ROI*

*Apply additional learnings from Oxervate and other orphan launches*

**All three market segments to be covered by orphan sales force of ~30-40 reps**

28

Source: Palvella and ZS Associates claims analysis (2025). 1. Cohen-Cutler et al., *The Journal of Pediatrics,* (2023).

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Cutaneous Venous Malformations FOR

# Cutaneous Venous Malformations: *Serious, High Unmet Need*

**Genetics & Pathophysiology:**

Monogenic TIE2 or PIK3CA over-activating mutations; part of the PI3K/mTOR pathway

**Dysregulated growth** of malformed veins and **hyperproliferation** of immature venous endothelial cells

**Dysfunctional venous architecture** leads to bleeding, thrombosis, ulceration

**Skin involvement in ~50-80%** of venous malformations patients[2]

Lesions **do not resolve spontaneously**[3]

## > 75k patients

ESTIMATED DIAGNOSED IN THE U.S.[1]



**Leads to physical & functional impairment, psychological distress, with no FDA-approved therapies**

1. Primary prospective research conducted by Clarity Pharma. 2. Rikihisa et al., *Journal of Vascular Surgery, (*2019); Boon et al., *Arch Dermatol, (*2004); Mazoyer et al., *Arch Dermatol, (*2008). 3. Fujino et al., *Lymphatic Research and Biology*, (2024).

30

palvella THERAPEUTICS

# **Cutaneous Venous Malformations:**
## *Near-term Phase 3 Pivotal Study Planned*

POSITIVE PHASE 2 DATA ANNOUNCED DEC 2025

- **Most common vascular malformation with significant treater overlap with microcystic lymphatic malformations**
- **New 24-week data presented at ISSVA World Congress May 2026 by Dr. Jim Treat (CHOP)**
- **Recent publication highlights off-label sirolimus as the most utilized medical therapy for VMs** *(Coulie et al, July 2026)*
- **Clinical development plan:**
  - On track for Phase 3 trial initiation in Q4 2026
  - Planning for EOP2 meeting with FDA to discuss Phase 3 trial design
  - Breakthrough Therapy resubmission planned, incorporating TOIVA patient interviews and new 24-week data, following FDA's recent decision (July 2026) to not grant the designation at this time

**> 75k patients**

ESTIMATED DIAGNOSED IN THE U.S.



<u>**No FDA-approved therapies**</u>

**Fast Track Designation Granted**

**Pipeline-in-a-product:**
**sNDA planned**

palvella THERAPEUTICS

31

Venous Malformations: Progress Towards the Potential First Targeted Therapy for Unaddressed Cutaneous Disease Known Genetics / Clear Biology Real-world Evidence Real-world evidence supports rapamycin’s off-label use in primarily internal manifestations of VMs… …however, poor patient outcomes persist in cutaneous disease Limaye et al (2009, 2015) Teng et al (2025) QTORIN™ RAPAMYCIN On Target, In Tissue Phase 2 TOIVA Data (2025) Plausible mechanism 3.9% concentration Dermal penetration Extensive CMC package QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

# **Phase 2 TOIVA Study in cVMs:** 24-Week Study

## Single-arm, baseline-controlled, QD dose, age 6+


Efficacy Evaluation Period
12 weeks
Treatment Extension Period
12 weeks
Screening / Baseline Visit
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview with participant
Exit Interview with participant

**Safety and Tolerability**

**Efficacy (no pre-specified primary endpoint):** cVM-IGA (7-point clinician change scale), cutaneous VM multi-component static scale (cVM-MCSS), other clinician- and patient-reported outcomes

**Statistics:** Intent-to-Treat (ITT) population, based on available data at each time point and analyzed per statistical analysis plan

**Key Entry Criteria:** Enriched for patients with cutaneous disease and confirmed by third party eligibility consult team; genetics not required

**Enrollment:** 16 participants enrolled and dosed

**Sites:** Mayo Clinic, Cleveland Clinic, Children's Hospital of Philadelphia, Stanford Medicine, UCI, Children's Hospital Colorado, Children's Healthcare of Atlanta, Johns Hopkins Medicine, Health University of Utah, UNC Health, Minnesota Clinical Study Center

33

Note: Statistical significance ($p<0.05$) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.

palvella THERAPEUTICS

# **Overall cVM-IGA:** 73% of Participants Demonstrated Improvement at Week 12

Single-arm, baseline-controlled, QD dose, age 6+



Overall cVM-IGA at Week 12
Percentage of participants
100%
75%
50%
25%
0%
73%
Internal threshold to progress to Phase 3: ~30%
1-Point Improvement or Greater
(n=15)

- **Overall cVM-IGA:** 7-point clinician-assessed dynamic change scale ranging from “Very Much Worse” (-3) to “Very Much Improved” (+3)
  - Mean effect size at week 12: **+1.5 (p<0.001)**
  - Median effect size at week 12: **+2.0**
- **73%** of participants (11/15 participants) demonstrated at least a 1-point improvement on the Overall cVM-IGA at Week 12
- **67%** of participants (10/15 participants) were rated as either “Much Improved” (+2) or “Very Much Improved” (+3) on the Overall cVM-IGA at Week 12

Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.
1. Genetic testing was not required as part of the protocol; Palvella is continuing efforts to collect genetic data on trial participants.

34

palvella THERAPEUTICS

Site: CHOP Investigator: Dr. Denise Adams Participant Age: 17 Mutation: TEK cVM-IGA at Week 12: Very Much Improved (+3) Week 12 Baseline Phase 2 Results: Meaningful Improvement in Patient QoL Participant Qualitative Interview: “I’ve definitely noticed some improvements…it’s definitely had a positive effect…It’s more comfortable to wear a bra now…I’ve had less pain in that specific area” Note: Selective photos.

Day 28 Day 56 Day 84 Day 168 (n=14) p-value 0.001 0.001 <0.001 <0.001 cVM Clinical Signs: Height/Engorgement and Appearance Results Through 24 Weeks New 24-week data on two of the key clinical signs measured in the TOIVA trial: height/engorgement and appearance Data on bleeding, another key clinical sign in cutaneous venous malformations, were recently presented at the 83rd Annual Meeting of the Society for Investigative Dermatology Day 28 Day 56 Day 84 Day 168 (n=14) p-value 0.027 0.001 <0.001 <0.001 Note: Mean change and p-values collected on observed data only. cVM-MCSS (cutaneous VM multi-component static scale) Height and Appearance are rated on 5-point scales ranging from 1 to 5; negative values indicate improvements from Day 1

Phase 2 Results: Safety and Tolerability QTORIN™ rapamycin was generally well-tolerated, similar to previous clinical trials Most common Treatment-Emergent Adverse Events were application site reactions (erythema, 25%) All Treatment-Related Adverse Events were moderate or mild (no severe events) Majority of AEs were mild No SAEs related to study drug No unexpected AEs Rapamycin levels were below the lower limit of quantification (2 ng/mL) in systemic circulation on a standard lab assay for all participants at all timepoints in the study Significantly below 5 ng/mL which is the lower boundary where rapamycin begins to exert immunosuppressive effects

# Market Research in Cutaneous VMs (Sept 2024):
## Strongly Indicates QTORIN™ Rapamycin's Potential as First Line Therapy

**Product X: topical 3.9% rapamycin gel**

*Current options: laser treatment, off-label systemic pharmacotherapies limited by toxicities*


% Yes
Would you consider Product X over oral mTOR and PI3K inhibitors?
90%
Would you consider this as a first-line therapy for cutaneous VM patients?
86%

*"This product would be life changing for current patients with limited treatment options"*

*"Essentially all patients with VMs would be considered for Product X"*

Survey of 50 high-volume dermatologists and hematologists with an average of 10.6 cutaneous VM patients seen per month

38

Source: Medacorp.

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN Clinically Significant Angiokeratomas FOR

# Clinically Significant Angiokeratomas:
## Superficial Lymphatic Malformations

*Palvella's focus to include Fordyce, Solitary, Mibelli, and Circumscriptum subtypes*


Disease Biology:
Increased VEGF and mTOR signaling, leading to vessel dilation and hyperkeratosis

**Chronically debilitating** lymphatic-derived skin lesions associated with bleeding, pain, and functional impairment

**Recurrent bleeding:** Friction can cause fragile lesions to frequently bleed

**Persistent and extensive:** Lesions can be large and increase in size, number, and extent over time

**Natural history:** No tendency for spontaneous regression

Wang et al., *Journal of Cutaneous Pathology*, (2014); Trindade et al., *Am J Dermopathol*, (2014); Prindaville et al., *Pediatric Dermatology*, (2017); Singh et al, *Indian Journal of Dermatology*, (2023); Caraffa et al, *International Journal of Infection*, (2025); Molla, *Clinical, Cosmetic and Investigative Dermatology*, (2024). Ivy H, Julian CA. Angiokeratoma Circumscriptum. Treasure Island (FL): StatPearls Publishing; 2025 Jan; Lapa et al., *Journal of Cutaneous Medicine and Surgery*, (2025).
1. Clarity Pharma research (July 2025), n=643 physicians surveyed.

40

**> 50k patients**
ESTIMATED DIAGNOSED IN THE U.S.[1]





**No FDA-approved therapies**

***Pipeline-in-a-product: sNDA planned***

**Phase 2 trial initiated April 2026 ahead of schedule**

palvella THERAPEUTICS

QTORIN™ PITAVASTATIN Disseminated Superficial Actinic Porokeratosis FOR

# Disseminated Superficial Actinic Porokeratosis (DSAP):
## *Chronic, Pre-Cancerous, and Progressive*

**Genetics & Disease Biology:**
Autosomal dominant (primary) or de novo germline mutation leads to accumulation of toxic intermediates

**Risk of malignant transformation:** Premalignant disease with transformation to non-melanoma skin cancers[2]

**Significant impact to quality of life:** clinical signs include skin disfigurement, burning, and persistent itch

**Persistent and extensive:** Clonal proliferation of abnormal keratinocytes leads to increased number and size of lesions

**Natural history:** Spontaneous regression is extremely rare[2]

**> 50k patients**
ESTIMATED DIAGNOSED IN THE U.S.[1]






A
B

**No FDA-approved therapies**

**Phase 2 trial initiation expected 2H 2026**

palvella THERAPEUTICS

42

1. Clarity Pharma research (April 2025), n=277 physicians surveyed. 2. Williams, Grant M., et al. "Porokeratosis." StatPearls Publishing, 2024.

Unmet Need for First FDA-approved Topical Mevalonate Pathway Inhibitor for DSAP Proof-of-concept study, demonstrating a plausible mechanistic approach Significant need for an FDA-approved topical mevalonate pathway inhibitor Recently published systematic review in Clinical and Experimental Dermatology (Martini et al, 2026) included 24 case studies of off-label use of topical statin therapy in porokeratosis… …however, today poor patient outcomes persist due to lack of access and known variability in unapproved formulations which can limit safety, efficacy, and quality Oral statins are not a viable therapeutic option in DSAP: High first pass metabolism and/or sub-therapeutic biodistribution to the skin

Clear Biology: Targeting the Causal Mevalonate Pathway Target: Mevalonate Pathway Tissue: Epidermis & Dermis Site of pathogenesis-directed therapy An on-target, in-tissue approach could result in significant clinical improvement *HMGCR = 3-hydroxy-3-methylglutaryl-coenzyme A reductase. Image sources: Milani D, Warbasse E, Chen WS. Porokeratosis. PathologyOutlines.com website. *

Using QTORIN™, we considered and tested a wide range of mevalonate pathway inhibitors QTORIN™ Pitavastatin: On Target, In Tissue QTORIN™ PITAVASTATIN Molecule Potency Optimal Skin PK Stability Pitavastatin Mev. Inhibitor 2 Mev. Inhibitor 3 Mev. Inhibitor 4 Mev. Inhibitor 5 Mev. Inhibitor 6 Mev. Inhibitor 7 Did not meet some or all pre-defined target product attributes Pitavastatin is an FDA-approved next-generation oral statin for patients with primary hyperlipidemia and mixed dyslipidemia Superior inhibition of the mevalonate pathway compared to all molecules evaluated Key characteristics: Payload: > 2% concentration achieved Dermal penetration: in vitro penetration test confirms > IC90 Low systemic absorption Encouraging preliminary drug stability IP: Filed formulation & method of use IP and licensed Yale IP

Platform QTORIN™

QTORIN™: New Product Development Engine VALIDATION OF QTORIN™ PLATFORM Two positive clinical study readouts (Phase 3 SELVA trial and Phase 2 TOIVA trial results) PLANNING TO PURSUE PLATFORM DESIGNATION We expect to apply for FDA’s Platform Technology Designation Program following QTORIN™ rapamycin’s targeted approval in 2027 SCALING OF PIPELINE WITH NEW QTORIN™ PROGRAMS Rapidly advancing and testing multiple molecules through QTORIN™ platform in capital- and time-efficient manner We plan to announce one new QTORIN™ program and one new QTORIN™ rapamycin indication later this year DAVID OSBORNE, PhD Chief Innovation Officer

Finance

Well-Capitalized with High-Quality Investor Participation in $230mm Oversubscribed Feb. 2026 Financing Following Positive SELVA Data Potential to Fund Through: QTORIN™ + 505(b)(2) + rare disease focus offers potential for attractive ROI NDA filing, FDA approval, and, if approved, U.S. launch for QTORIN™ rapamycin in microcystic LMs NDA filing for QTORIN™ rapamycin in cutaneous VMs Multiple Phase 2 data readouts from pipeline programs $262 million 3/31/26 cash 2026 cash expenses: [~$90-95mm] 2026 GAAP expenses: [~$105-110mm]

What Sets Palvella Apart: Building The Leader in Rare Skin Diseases and Vascular Malformations Positive Phase 3 data in microcystic lymphatic malformations, focused on NDA rolling submission and potential U.S. commercial launch QTORIN™ rapamycin: potential to be first approved therapy and SOC in U.S. for microcystic LMs, cutaneous VMs, and angiokeratomas U.S. commercial opportunity: multi-billion dollar TAM in mLMs, with potential to expand addressable pool of patients by 10x Striving to be first for rare disease patients Deep pipeline of rare disease therapies: six diseases anticipated by year end 2026

Striving to be first for rare disease patients Thank You

# No Spontaneous Regression Well-Established in Microcystic LMs



OPEN

PRS GLOBAL OPEN

ORIGINAL ARTICLE

Reconstructive

## Spontaneous Regression of Lymphangiomas in a Single Center Over 34 Years

Motoi Kato, MD*
Shoji Watanabe, MD, PhD*
Reiko Kato, MD†
Hiroshi Kawashima, MD, PhD†
Takuya Iida, MD, PhD‡
Azusa Watanabe, MD, PhD*

**Background:** A lymphangioma, also called a lymphatic malformation, is a congenital condition that frequently occurs in young children. It is classified into 3 groups depending on the size of the cysts (macrocystic, microcystic, and mixed). Spontaneous regression occurs in some cases; however, the characteristics of patients who show regression have not been studied previously. Furthermore, the types and the timing of the initial treatment are still controversial. Therefore, we statistically analyzed the occurrence of short-term spontaneous regression, patient age at original occurrence, cyst types, cyst sizes, and cyst locations in patients diagnosed with peripheral localized lymphangiomas in a single children center over 34 years.
**Methods:** We retrospectively collected the data of 153 patients and reviewed the medical charts.
**Results:** Spontaneous regression occurred only in macrocystic or mixed type; regression was most frequent in patients who, at the time of onset, were more than 2 years old.
**Conclusions:** We concluded that elderly patients with macrocystic or mixed type lymphangioma may have to wait for treatment for over 3 months from the initial onset. Conversely, microcystic type could not be expected to show regression in a short period, and prompt initiation of the treatments may be required. The difference of the regression or not may depend on the characteristics of the lymph flow. *(Plast Reconstr Surg Glob Open 2017;5:e1501; doi: 10.1097/GOX.0000000000001501; Published online 25 September 2017.)*

### MATERIALS AND METHODS

We retrospectively reviewed the medical charts of 501 patients who were diagnosed with lymphangiomas or lymphatic malformations in our hospital over 34 years (April 1983 to December 2016). Lymphangioma cases that showed peripheral localization and were observed for more than 3 months without medical or surgical intervention were included. The diagnosis was reconfirmed on the basis of radiological findings and the clinical course according to the vascular anomalies classification of the International Society for the Study of Vascular Anomalies.[1]

Patients diagnosed with lymphangiomatosis, Gorham disease, combined vascular anomalies (Klippel–Trenaunay syndrome, Proteus syndrome, and Maffucci syndrome), intraabdominal lesions, and/or intrathoracic lymphangiomas were excluded from this study. Additionally, patients who were misdiagnosed, those who did not undergo radiological assessments (ultrasound, computed tomography, or magnetic resonance imaging), those who were not followed for 6 months after onset, and those who were administered treatments for the lesions (medication, aspiration, sclerotherapy, and/or surgery) within 3 months after the original onset were excluded (Table 1; Fig. 1). Patients who were prescribed acetaminophen and/or antibiotics for pain and/or infection and those with peripheral lesions that connected to the intrapleural region were included.

Spontaneous regression was considered as an over 20% decrease in the lesion size over 3 months when compared with the size at the original onset. We analyzed the patient age at the original onset, original lesion size, and lesion location retrospectively. Congenital lesions were considered as having an onset at 0 years of age, even when diagnosed prenatally.

Statistical analyses involved the 2-sided $t$ test for normally distributed data and the F-test for assessment of less than 5 patients. A receiver operating characteristic (ROC) curve was drawn using the SPSS software (IBM Corp., Ar-

*From the *Department of Plastic and Reconstructive Surgery, Lymph Clinic, Saitama Children's Medical Center, Saitma, Japan; †Department of Pediatric Surgery, Saitama Children's Medical Center, Saitma, Japan; and ‡Department of Plastic and Reconstructive Surgery, The University of Tokyo, Tokyo, Japan.*
*Received for publication March 29, 2017; accepted July 26, 2017.*
*Copyright © 2017 The Authors. Published by Wolters Kluwer Health, Inc. on behalf of The American Society of Plastic Surgeons. This is an open-access article distributed under the terms of the Creative Commons Attribution-Non Commercial-No Derivatives License 4.0 (CCBY-NC-ND), where it is permissible to download and share the work provided it is properly cited. The work cannot be changed in any way or used commercially without permission from the journal.*
DOI: 10.1097/GOX.0000000000001501

**Disclosure:** *The authors have no financial interest to declare in relation to the content of this article. The Article Processing Charge was paid for by the authors.*

www.PRSGlobalOpen.com 1

A 34-year, 28-subject study confirmed no spontaneous regression

| Types | Microcystic |
|---|---|
| Subtotal | 28 |
| Sex (F:M) | 14:14 |
| Age (y), mean ± SD | 0.89 ± 1.4 |
| Maximum diameter (cm), mean ± SD | — |
| Spontaneous regression | |
| Positive | 0 |
| Negative | 28 |

52

* *Consistent with well-established history of PI3K Related Overgrowth Spectrum, which includes microcystic LM*
***Kato M et al., Plast Reconstr Surg Glob Open. 2017 Sep 25;5(9):e1501.*

palvella THERAPEUTICS

# **Regulatory:** Real-world Evidence to Support NDA Submission

LYMPHATIC RESEARCH AND BIOLOGY
©Mary Ann Liebert, Inc.
DOI: 10.1089/lrb.2021.0103

**Sirolimus in the Treatment of Microcystic Lymphatic Malformations: A Systematic Review**

Joyce M.C. Teng, MD, PHD,[1] Adrienne Hammill, MD, PHD,[2] Jeff Martini, PHD,[3] and James Treat, MD[4]

*"Micro LMs represent therapeutically challenging congenital vascular lesions. There is no universally accepted gold standard of care and there are no FDA approved therapies…this review examines clinical data over the last 10 years on the role of sirolimus [rapamycin]…a total of 16 studies were identified…clinically meaningful, long-term improvement (up to 3 years) was noted…however, developing a commercial topical sirolimus formulation faces important challenges."*

Leboulanger *et al.*
*Orphanet Journal of Rare Diseases (2023) 18:10*
https://doi.org/10.1186/s13023-022-02608-y

**French national diagnosis and care protocol (PNDS, protocole national de diagnostic et de soins): cystic lymphatic malformations**

Nicolas Leboulanger[1,2*], Annouk Bisdorff[3], Olivia Boccara[4], Anne Dompmartin[5], Laurent Guibaud[6], Christine Labreze[7], Jacques Lagier[8], Bénédicte Lebrun-Vignes[9], Denis Herbreteau[10], Aline Joly[11], Julie Malloizel-Delaunay[12], Arnaud Martel[8], Stéphane Munck[13], Frédérique Saint-Aubin[14] and Annabel Maruani[15,16]

*"Sirolimus [rapamycin] is the disease-modifying treatment of choice. It should be started early in life (early childhood) to prevent the increase in volume of the LM."*

53

palvella THERAPEUTICS

# **QTORIN™:** Targeted mTOR Inhibition with Dermal Target Engagement


QTORIN™
PLATFORM



QTORIN™ 3.9% Rapamycin Anhydrous Gel

**3.9% concentration** enabled through synergistic multi-excipient anhydrous solubilization system

**Single-phase gel** maintaining dissolved rapamycin without crystallization or suspension

**Elevated thermodynamic activity** drives rapamycin vehicle release and skin bioavailability

**Deep dermal penetration & sustained dermal retention** for prolonged inhibition of hyperactivated mTOR signaling

**Adherence-optimized** vehicle designed for chronic dosing in pediatric and adult populations

54

palvella THERAPEUTICS

# **Phase 2:** Clinically Meaningful, Statistically Significant Improvements

## n=12; QD dose



Very Much Improved
Much Improved
Minimal Improvement
No Change
Minimally Worse
Much Worse
Very Much Worse
3
2
1
0
-1
-2
-3
*
*
*
*
*
*
Mean CGI-C:
+ 2.42 (p<0.0001)
Week 4
Week 8
Week 12
Week 4
Week 8
Week 12
Clinician Global Impression of Change
Patient Global Impression of Change

Statistically significant across key clinician-assessed individual signs of microcystic LM at week 12

- Height (p<0.0001)
- Leaking (p<0.005)
- Bleeding (p<0.05)
- Erythema (p<0.005)
- Hyperkeratosis (p<0.005)

→ **100% of participants were either "Much Improved" or "Very Much Improved"** on CGI-C after 12 weeks of treatment

→ **Palvella was subsequently granted FDA Breakthrough Therapy Designation** based on this data

55

* = p-value <0.0001

palvella THERAPEUTICS

# selva: QTORIN™ Rapamycin Exceeded Upside Case Profile

| Upside Target Clinical Profile | SELVA Outcome |
|---|---|
| **Statistically significant primary endpoint with mean mLM-IGA of ≥+1.5 at Week 24** | ✅ **Highly statistically significant with mean mLM-IGA of +2.13 at Week 24 (p<0.001)** |
| Statistical significance on independent, blinded key secondary endpoint | ✅ Highly statistically significant (p<0.001), including on all three clinical signs: vesicle appearance, height, leaking/bleeding |
| Rollover into extension period in line with best-in-class drugs for rare diseases | ✅ 98% of Week 24 completers (43/44) rolled over to Extension period |
| Safety profile: well-tolerated and similar to previous clinical trials | ✅ Well-tolerated across both adult and pediatric patients, supporting chronic administration |

Note: Data analyzed per statistical analysis plan; non-completer data handled via multiple imputation per statistical analysis plan; endpoints tested sequentially according to pre-specified hierarchical testing; statistical significance ($p<0.05$). Week 24 completers included 43 participants ≥6 years old and 1 participant 3-5 years old.

56

palvella THERAPEUTICS

Phase 3 SELVA: Baseline Characteristics ITT Population (n=49)1 Age, Mean [Range] 19.4 [6-57] Sex M:F 24:25 Prior Medical Interventions for mLM2 34 (69%) Laser 17 (35%) Sclerotherapy 14 (29%) Surgery 13 (27%) Topical Sirolimus [Rapamycin] 13 (27%) Oral Sirolimus [Rapamycin] 2 (4%) 1. 51 participants entered Baseline period; 50 dosed with QTORIN™ rapamycin (49 participants ≥6 years old = ITT population; 1 participant 3-5 years old included in safety database). 2. Percentages may not sum to 100% due to some patients having more than one intervention.

# **SELVA:** All Additional Secondary Endpoints Achieved

| | **Mean Change at Week 24** (95% CI) | **p-value** |
|---|---|---|
| **Patient Global Impression of Change*** | **+1.9** (1.66, 2.16) | p<0.001 |
| **Live mLM-MCSS**** | **-4.6** (-5.20, -3.92) | p<0.001 |
| **Clinician Global Impression of Severity***** | **-1.7** (-1.91, -1.39) | p<0.001 |
| **Patient Global Impression of Severity***** | **-1.0** (-1.26, -0.74) | p<0.001 |

*Dynamic change scales (7-point scales ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3); positive values indicate improvements from baseline)
**mLM-MCSS (Sum of three static severity scales: Height, Leaking/Bleeding, Vesicle Appearance: Each scale rated "Clear or Almost Clear" (1) to "Very Severe" (5); total score 3-15. Test baseline to Week 24 change; negative values indicate improvements from baseline)
***Static severity scales (5-point scales ranging from 1 to 5; negative values indicate improvements from baseline)

58

Note: Data analyzed per statistical analysis plan; non-completer data imputed per statistical analysis plan for primary endpoint; endpoints tested according to pre-specified hierarchical testing procedure; statistical significance (p<0.05).

palvella THERAPEUTICS

Multiple Studies Indicate At Least Half of Venous Malformation Cases Have Cutaneous Involvement ~80% of 1,517 cases ~47% of 2,075 cases ~65% of 118 cases Percentage of venous malformation cases with cutaneous involvement

# Commercial Opportunity for Clinically Significant Angiokeratomas

**Estimated Diagnosed U.S. Prevalence**

>50k clinically significant angiokeratomas in the U.S. based on nationally representative, blinded, real-world observational study conducted July 2025 (n=643 physicians)[1]

**Pricing**

Anticipate drug pricing similar to QTORIN™ rapamycin for Microcystic LMs and Cutaneous VMs based on disease severity and lack of FDA-approved therapies

**Market Research**[2]
*(n=50 physicians)*

**96%** would incorporate Product X (topical 3.9% rapamycin gel) into their practice

**85%** believe there is unmet need for a novel treatment across all subtypes

*"A topical application that was basically asymptomatic in terms of its application…would be ideal for these intractable cases"*

60

palvella THERAPEUTICS

1. Clarity Pharma research (July 2025), n=643 physicians surveyed. 2. Medacorp Survey (September 2025), n=50 physicians surveyed.

# Attractive U.S. Commercial Opportunity for DSAP

**>50k**

diagnosed DSAP patients in the U.S. based on two sources (Clarity Pharma, n=277 physicians; Zagoras et al, 2023) and confirmed by KOL calls

**Orphan Pricing**

anticipated based on disease severity and lack of FDA-approved therapies

***Market research (n=55 physicians)[1]:***

**100%**

of physicians would incorporate Product X (topical mevalonate pathway inhibitor) into their practice

**96%**

of physicians would consider Product X as a first line therapy for DSAP patients

61

1. MedaCorp Survey (August 2025), n=55 physicians surveyed.

palvella THERAPEUTICS